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                                                                    EXHIBIT 10.2
                                                                    ------------

                           ENTRUST TECHNOLOGIES INC.

                  Special Nonstatutory Stock Option Agreement
                  -------------------------------------------


1.   Grant of Option.
     ---------------

     This Agreement evidences the grant by Entrust Technologies Inc., a Maryland corporation (the "Company"), on April 22, 2001 (the "Grant Date") to F. William Conner, President and Chief Executive Officer of the Company (the "Executive"), of an option to purchase (this "Option"), in whole or in part, on the terms provided herein, and on the terms provided in the Employment Agreement dated April 22, 2001 between the Company and the Executive (the "Employment Agreement"), a total of 2,000,000 shares (the "Shares") of common stock, $0.01 par value per share, of the Company (the "Common Stock") at $6.87 per share (the "Option Price"). Unless earlier terminated, this Option shall expire on the tenth anniversary of the Grant Date (the "Final Exercise Date"). It is intended that the Option shall not be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

2.   Vesting Schedule.
     ----------------

     (a) Regular Vesting.  The Option shall vest as follows:
         ---------------

          (i) 800,000 Shares (the "Time Shares") at a rate of 1/24th of such amount upon each complete month of continued employment following the second anniversary of the Grant Date;

          (ii) 550,000 Shares (the "First Performance Shares") upon the earlier of (A) the fifth anniversary of the Grant Date or (B) the first day on which the closing price of the Company's Common Stock on the Nasdaq National Market ("Nasdaq"), as reported by Nasdaq, shall have been at least $15.00 per share for at least 50 out of 60 consecutive trading days (including the day of vesting pursuant to this clause (ii)), provided that, in either case (A) or (B), the Executive remains employed with the Company as of such date; and

          (iii) 650,000 Shares (the "Second Performance Shares") upon the earlier of (A) the fifth anniversary of the Grant Date or (B) the first day on which the closing price of the Company's Common Stock on Nasdaq, as reported by Nasdaq, shall have been at least $25.00 per share for at least 50 out of 60 consecutive trading days (including the day of vesting pursuant to this clause (iii)), provided that, in either case (A) or (B), the Executive remains employed with the Company as of such date.

     (b) Accelerated Vesting.  Upon the occurrence of an Acquisition Event (as
         -------------------
defined below), or upon termination of the Executive's employment by the Company for any reason other than for Cause (as defined in the Employment Agreement) within 120 days before either an
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Acquisition Event or the announcement of an Acquisition Event, the vesting schedule with respect to the Time Shares shall be accelerated so that all of the Time Shares that would otherwise have first become exercisable on any vesting date scheduled to occur on or after the date of such Acquisition Event shall become vested immediately prior to such Acquisition Event. If an Acquisition Event involves the purchase or exchange of the Company's Common Stock at a price per share equal to or greater than one or both of the target prices described in clauses (ii) and (iii) of Section 2(a) hereof, the vesting schedule with respect to the First Performance Shares and, if applicable, the Second Performance Shares shall be accelerated so that all of the First Performance Shares and, if applicable, the Second Performance Shares that would otherwise have first become exercisable on any vesting date scheduled to occur on or after the date of such Acquisition Event shall become vested immediately prior to such Acquisition Event. For purposes of this Agreement, an "Acquisition Event" shall mean:

          (i) any merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 70% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such merger or consolidation;

          (ii) any sale of all or substantially all of the assets of the Company;

          (iii) the complete liquidation of the Company; or

          (iv) the acquisition of "beneficial ownership" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934 (the "Exchange Act")) of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities (other than through an acquisition of securities directly from the Company) by any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) other than the Company, Nortel Networks.com, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.


3.   Exercise of Option.
     ------------------

     (a) Form of Exercise.
         ----------------

          (i) Subject to Sections 3(a)(ii) and (iii) below, each election to exercise this Option shall be in writing, signed by the Executive, and received by the Company at its principal office, accompanied by this Agreement and payment in full, by cashier's or certified check payable to the order of the Company, of the exercise price and required tax withholding.

          (ii) In lieu of exercising this Option for cash pursuant to the immediately preceding clause, the Executive may, subject to the discretion of the Company's Board of Directors (or the Compensation Committee of the Company's Board of Directors), which

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     approval shall not be required if the Company's Common Stock is not listed on the Nasdaq Stock Market ("Nasdaq") or any other exchange at the time of the proposed exercise, elect to receive Shares equal to the value of this Option (or the portion thereof being cance led) by surrender of this Option at the principal office of the Company and specifications of such election on the Notice of Election, in which event the Company shall issue to the Executive a number of Shares computed using the following formula:


         X = Y(A-B-C)
             -------
                A

     Where      X   = the number of Shares to be issued to the Executive.

                Y   = the number of Shares for which this Option is then being exercised.

                A   = the fair market value of one share of the Company's
                      Common Stock.

                B   = the Option Price (as adjusted to the date of such
                      calculation).

                C   = the applicable per Share tax incurred by the Executive by reason of such exercise, computed in the manner set forth in Section 3(a) of the Employment Agreement.

                (iii) The Participant may pay for shares of the Company's Common Stock purchased upon exercise of this option by (A) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding, (B) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding, or
     (C) when the Company's Common Stock is registered under the Securities Exchange Act of 1934, as amended, delivery of shares of the Company's Common Stock owned by the Executive valued at their fair market value (as defined below), provided (A) such method of payment is then permitted under applicable law and (B) such shares, if acquired directly from the Company, were owned by the Executive at least six months prior to such delivery;

                (iv) For purposes of this Section 3, the fair market value of the Company's Common Stock shall mean: (A) when the Company's Common Stock is listed on Nasdaq or any other exchange, the closing sale price of the Company's Common Stock quoted on Nasdaq or any other exchange, whichever is applicable, as published in The Wall Street Journal for the day on which
                                 -----------------------
     the option is exercised and (B) when the Company's Common Stock is not listed on Nasdaq or any other exchange, the fair market value of the Company's Common Stock as determined by the Company's Board of Directors (or Compensation Committee of the Company's Board of Directors) in good faith.

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  (b) Continuous Relationship with the Company Required.  Except as otherwise
      -------------------------------------------------
provided herein, this Option may not be exercised unless the Executive, at the time he exercises this Option, is, and has been at all times since the Grant Date, the President and Chief Executive Officer of the Company.

  (c) Termination by the Company Without Cause or by the Executive With Good
      ----------------------------------------------------------------------
Reason. If, prior to the Final Exercise Date, the Company terminates the
------
Executive's employment other than for Cause (as defined in the Employment Agreement), death or disability, or the Executive terminates his employment for Good Reason (as defined in the Employment Agreement), the vesting schedule described in Section 2(a) hereof shall be accelerated such that this Option shall immediately vest with respect to the additional Shares that would have vested had the Executive been employed by the Company during the one-year period commencing on such termination date; provided, however, that if such termination occurs after the first 24 months of the Executive's employment with the Company, such vesting schedule shall be further accelerated such that this Option shall immediately vest with respect to the additional Shares that would have vested had the Executive been employed by the Company during the period extending from the 13th month following such termination date through and including the 18th month following such termination date. This Option, to the extent vested as described in this Section 3(c), shall remain exercisable for 180 days following the date on which the Executive's employment with the Company ceases (but in no event after the Final Exercise Date).

  (d) Termination Upon Death or Disability.  If, prior to the Final Exercise
      ------------------------------------
Date, the Executive's employment with the Company is terminated due to his death or disability (as defined in Section 4(c) of the Employment Agreement), (i) this Option shall immediately vest with respect to the Time Shares that would have vested had the Executive been employed by the Company during the one-year period commencing on his death or disability, as the case may be, and (ii) the period during which the performance targets described in clauses (ii) and (iii) of
Section 2(a) hereof may be met shall be extended for twelve months following the date on which the Executive's employment with the Company ceases. This Option, to the extent vested with respect to the Time Shares, shall be exercisable by the Executive or his estate for twelve months following his death or disability (but in no event after the Final Exercise Date). This Option, to the extent vested with respect to the First Performance Shares or Second Performance Shares, shall be exercisable by the Executive or his estate for 180 days following the date on which such shares vest (but in no event after the Final Exercise Date).

  (e) Termination by the Company for Cause or by the Executive Without Good
      ---------------------------------------------------------------------
Reason.  If, prior to the Final Exercise Date, the Company terminates the
------
Executive's employment for Cause (as defined in the Employment Agreement), or the Executive terminates his employment with the Company without Good Reason (as defined in the Employment Agreement), the right to exercise this Option shall terminate on the date on which the Executive's employment with the Company ceases.

4.  Withholding.
    -----------

    No Shares will be issued pursuant to the exercise of this Option unless and until the Executive pays to the Company, or makes provision satisfactory to the Company for payment of,

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any federal, state or local withholding taxes required by law to be withheld in respect of this Option.

5.  Nontransferability of Option.
    ----------------------------

    This Option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Executive, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Executive, this Option shall be exercisable only by the Executive.

6.  Conditions on Delivery of Stock.
    -------------------------------

    Notwithstanding anything to the contrary in this Agreement, no Shares purchased upon exercise of this Option, and no certificate representing such Shares, shall be issued or delivered if (a) such Shares have not been admitted to listing upon official notice of issuance on each stock exchange upon which Shares of that class are then listed, or (b) in the opinion of counsel to the Company, such issuance or delivery would (i) cause the Company to be in violation of or to incur liability under any federal, state or other securities law, or any requirement of any stock exchange listing agreement to which the Company is a party, or any other requirement of law or of any administrative or regulatory body having jurisdiction over the Company, or (ii) require registration (apart from such registrations as have been theretofore completed by the Company covering such shares) under any federal, state or other securities or similar law.

7.  Adjustments.
    -----------

    In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination or exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, the number and class of security and exercise price per share subject to the unexercised portion of this Option as well as the per share thresholds referred to in Sections 2(a)(ii) and 2(a)(iii) hereof shall be proportionally adjusted. If this Section 7 applies and Section 2(b) also applies to any event, Section 2(b) shall be applicable to such event, and this Section 7 shall not be applicable.

8.  Continuation of Employment.
    --------------------------

    Neither this Agreement nor the Option shall confer upon the Executive any right to continued employment by (or any other relationship with) the Company or any subsidiary, affiliate or parent thereof, or limit in any respect the right of the Company to terminate the Executive's employment or other relationship with the Company or any subsidiary, affiliate or parent thereof, as the case may be, at any time.

9.  Stockholder Rights.
    ------------------

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    No person or entity shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to this Option until becoming the record holder of such shares.

10. Construction.
    ------------

    This Agreement is subject to, and shall be interpreted consistent with, the terms of the Employment Agreement.

11. Governing Law.
    -------------

    This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, but without regard to the principle of conflict of laws thereof. If any one or more provisions of this Agreement shall be found to be illegal or unenforceable in any respect, the validity and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

12. Successors and Assigns.
    ----------------------

    This Agreement shall inure to the benefit of and be binding upon the Executive, the Company, their respective beneficiaries, heirs, executors, administrators, legal representatives and guardians, and their permitted successors and assigns.

13. Notices.
    -------

    All notices and other communications required or permitted hereunder shall be in writing and deemed to have been received on the date of delivery if delivered by hand or overnight express, or three days after the date of posting if mailed by registered or certified mail, postage prepaid, addressed to the Company at One Preston Park South, Suite 400, 4975 Preston Park Boulevard, Plano, Texas 75093, and to the Executive at 6130 Tulip Lane, Dallas, Texas 75230 (or such other address to which the Company or the Executive hereby notifies the other party hereto to send such notices and communications). Such notices and other communications shall not be considered delivered until actually received or deemed received pursuant to this Section 13.

14. Amendment of Option.
    -------------------

    The Company may not amend or modify this Option without the consent of the Executive, unless the Board of Directors of the Company determines that such amendment or modification, taking into account any related action, would not materially and adversely affect the Executive, in which case the Executive's consent shall not be required.

                                     *****

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     IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This Option shall take effect as a sealed instrument.


                                        ENTRUST TECHNOLOGIES INC.


                                        By:  /s/ James A. Thomson
                                             ---------------------------
                                        Name:  James A. Thomson
                                             ---------------------------
                                        Title:  Chairman
                                             ---------------------------


AGREED TO AND ACCEPTED BY:

EXECUTIVE


/s/ F. William Conner
--------------------------------
F. William Conner

Address:  6130 Tulip Lane
          Dallas, Texas  75230

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